EXHIBIT 99
DEARBORN BANCORP REPORTS
2008 RESULTS
     DEARBORN, Michigan, January 20, 2009 ... Dearborn Bancorp, Inc. (Nasdaq: DEAR), the Holding Company for Fidelity Bank, has reported financial results for fourth quarter and full year ended December 31, 2008. These results included non-cash impairment charges related to goodwill and intangible assets related to prior acquisitions. These non-cash charges, which were announced earlier, were the consequence of deterioration in general conditions in the Southeast Michigan and U.S. economy.
     The Company’s operating net loss for the full year, which excludes the non-cash impairment charges, was $5,815,000 or ($0.73) per fully diluted common share. For 2007, the Company’s net income was $3,166,000 or $0.36 per diluted share. The operating loss for the fourth quarter, which also excludes the non-cash impairment charges, was $3,348,000 or ($0.43) per diluted share, compared to net income of $398,000 or $0.05 per share in the same period of 2007. Including non-cash charges for impairment of goodwill of $34,028,000 and for impairment of intangible assets of $5,573,000, the net loss for the full year was $31,925,000 or ($3.99) per diluted share and $29,407,000 or ($3.77) per diluted share for the fourth quarter.
     During the twelve months of 2008, the Company’s total assets increased 7.2 percent to $1,121,918,000. Total deposits went up 14.1 percent to $938,395,000 and total loans declined 2.0 percent to $933,269,000. At year-end, stockholders’ equity was $103,311,000, which continues to place the Company and Bank in the “well-capitalized” category according to regulatory guidelines.
     Michael J. Ross, President and Chief Executive Officer of both the Company and the Bank, reported his organization’s results and commented, “The economic situation here in our corner of Michigan and in the nation as a whole is not good and our operations reflect that situation. As we have explained earlier, the goodwill and intangible assets we booked following earlier acquisitions in better times have lost a great deal of value because of changing economic circumstances. Moreover, the deteriorating economy has impacted our loan portfolio and the assets that secured those loans.”
     Ross went on, “We provided $14.6 million for possible loan losses during 2008, charged-off $10.8 million in loans, realized a loss of $745,000 on the sale of repossessed real estate, and wrote down the value of real estate still on our books by another $2.3 million. In addition, we had expenses of more than $2 million associated with defaulted loans. When we foreclose on real estate or accept a deed in lieu of foreclosure, we become liable for expenses such as taxes, insurance, and legal fees.”

     Ross concluded his report by saying, “Our day to day operations provide sufficient cash flow to allow us to absorb the losses from the real estate ‘bust’ in Southeast Michigan while maintaining a ‘well capitalized’ rating with our regulators. We have an excellent team of special asset officers working out our problem and defaulted loans and we are shedding our repossessed real estate or converting them to income producing properties as fast as we can. We are committed to working through these troubled loans and returning our Company to historical profitability.”
     Dearborn Bancorp, Inc., is a registered bank holding company. Its sole subsidiary is Fidelity Bank. The Bank operates 19 offices in Wayne, Oakland, Macomb and Washtenaw Counties in the State of Michigan. Its common shares trade on the Nasdaq Global Market under the symbol DEAR.
CONTACT: Michael J. Ross, President & CEO, at 313/565-5700 or Jeffrey L. Karafa, CFO, at 313/381-3200.

Forward-Looking Statements
This press release contains forward-looking statements that are based on management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and about the Corporation and the Bank. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “is likely,” “plans,” “projects,” variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Future Factors”) that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. The Corporation undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events (whether anticipated or unanticipated), or otherwise.
Future Factors include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulation; changes in tax laws; changes in prices, levies and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies, trends in customer behavior as well as their ability to repay loans; and changes in the national and local economy. These are representative of the Future Factors and could cause a difference between an ultimate actual outcome and a preceding forward-looking statement.

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS (unaudited)

(Dollars, in thousands)	12/31/08	12/31/07
ASSETS
Cash and cash equivalents
Cash and due from banks	$11,671	$7,869
Federal funds sold	4,455	1,495
Interest bearing deposits with banks	36,876	118

Total cash and cash equivalents	53,002	9,482

Mortgage loans held for sale	1,834	1,316
Investment securities, available for sale	84,148	8,902
Federal Home Loan Bank stock	3,614	2,072
Loans
Loans	933,269	952,084
Allowance for loan loss	(14,452)	(10,617)

Net loans	918,817	941,467

Premises and equipment, net	21,272	22,782
Real estate owned	9,657	6,319
Goodwill	—	34,028
Other intangible assets	4,592	11,133
Accrued interest receivable	3,499	3,816
Other assets	21,483	5,664

Total assets	$1,121,918	$1,046,981

LIABILITIES
Deposits
Non-interest bearing deposits	$81,317	$83,594
Interest bearing deposits	857,078	739,033

Total deposits	938,395	822,627

Other liabilities
Federal funds purchased	—	30,100
Securities sold under agreements to repurchase	2,461	480
Federal Home Loan Bank advances	65,019	41,370
Accrued interest payable	1,695	3,168
Other liabilities	1,037	1,688
Subordinated debentures	10,000	10,000

Total liabilities	1,018,607	909,433

STOCKHOLDERS’ EQUITY
Common stock - 20,000,000 shares authorized, 7,696,204 and 8,237,413 shares outstanding in 2008 and 2007, respectively	131,784	134,278
Retained earnings	(28,675)	3,250
Accumulated other comprehensive loss	202	20

Total stockholders’ equity	103,311	137,548

Total liabilities and stockholders’ equity	$1,121,918	$1,046,981

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF INCOME (unaudited)

	Three Months Ended		Twelve Months Ended
(In thousands, except share and per share data)	12/31/08	12/31/07	12/31/08	12/31/07
Interest income
Interest on loans, including fees	$14,623	$16,998	$60,533	$68,947
Interest on securities, available for sale	149	102	464	603
Interest on federal funds	27	72	86	433
Interest on deposits with banks	40	43	43	127

Total interest income	14,839	17,215	61,126	70,110

Interest expense
Interest on deposits	6,440	8,616	25,106	33,303
Interest on other borrowings	855	725	3,889	3,188

Total interest expense	7,295	9,341	28,995	36,491

Net interest income	7,544	7,874	32,131	33,619
Provision for loan losses	4,884	855	14,606	5,821

Net interest income after provision for loan losses	2,660	7,019	17,525	27,798

Non-interest income
Service charges on deposit accounts	392	328	1,538	1,267
Fees for other services to customers	39	43	128	141
Gain on the sale of loans	0	28	165	163
Write-down of real estate	(1,783)	(105)	(2,292)	(701)
Loss on the sale of real estate	(25)	(26)	(745)	(26)
Gain on the sale of securities	8	—	17	—
Other income	64	54	259	176

Total non-interest income	(1,305)	322	(930)	1,020

Non-interest expenses
Salaries and employee benefits	3,236	3,318	13,142	13,109
Occupancy and equipment expense	981	915	3,752	3,663
Intangible expense	0	416	968	1,328
Impairment of goodwill	34,028	—	34,028	—
Impairment of other intangible assets	5,573	—	5,573	—
FDIC assessment	174	349	696	424
Advertising and marketing	158	129	550	468
Stationery and supplies	185	137	592	617
Professional services	337	255	1,063	1,042
Data processing	246	274	848	716
Defaulted loan expense	649	462	2,078	685
Other operating expenses	462	484	1,717	1,744

Total non-interest expenses	46,029	6,739	65,007	23,796

Income before income tax provision	(44,674)	602	(48,412)	5,022
Income tax provision	(15,267)	204	(16,487)	1,856

Net income (loss)	$(29,407)	$398	$(31,925)	$3,166

Per share data:
Net income — basic	$(3.77)	$0.05	$(3.99)	$0.37
Net income — diluted	$(3.77)	$0.05	$(3.99)	$0.36

Weighted average number of shares outstanding — basic	7,796,354	8,357,909	8,007,345	8,602,704
Weighted average number of shares outstanding — diluted	7,796,354	8,504,931	8,007,345	8,823,699

DEARBORN BANCORP, INC. AND SUBSIDIARY
ASSET QUALITY DATA

(Dollars, in thousands)	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007
Troubled debt restructuring	$17,765	$15,328	$13,145	$8,710	$21,077
Loans over 90 days past due and still accruing	450	3,141	7,319	9,257	884
Non-accrual loans	51,708	51,342	36,195	17,406	18,117

Total non-performing loans	69,923	69,811	56,659	35,373	40,078
Real estate owned and other repossessed assets	9,657	8,343	5,411	6,183	6,319

Total non-performing assets	$79,580	$78,154	$62,070	$41,556	$46,397

Net charge-offs (Year to date)	$10,771	$3,910	$3,611	$754	$4,683
Allowance for loan losses	14,452	16,429	16,638	10,749	10,617
ASSET QUALITY RATIOS

	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007
Non-accrual loans to total loans	5.54%	5.47%	3.83%	1.84%	1.90%
Non-performing loans to total loans	7.49%	7.43%	6.00%	3.73%	4.21%
Non-performing assets to total assets	7.09%	7.25%	5.98%	3.97%	4.43%
Loans over 90 days past due and still accruing to total loans	0.05%	0.33%	0.78%	0.98%	0.09%
Net charge-offs to average loans	1.14%	0.41%	0.38%	0.08%	0.50%
Allowance for loan losses to non-performing loans	20.67%	23.53%	29.37%	30.39%	26.49%
Allowance for loan losses to non-performing assets	18.16%	21.02%	26.81%	25.87%	22.88%
Allowance for loan losses to total loans	1.55%	1.75%	1.76%	1.13%	1.12%

DEARBORN BANCORP, INC. AND SUBSIDIARY
NON-GAAP OPERATING EARNINGS INFORMATION

	Quarter Ended
(Dollars, in thousands except share and per share data)	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007
Income (loss) from continuing operations	$(29,407)	$1,420	$(4,614)	$676	$398

Add: Non-recurring merger expenses	28	13	49	55	121
Tax effect	(10)	(4)	(17)	(19)	(41)

After-tax non operating items	18	9	32	36	80

Core operating income (loss)	$(29,389)	$1,429	$(4,582)	$712	$478

	Quarter Ended
	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007
Core operating income (loss)	$(29,389)	$1,429	$(4,582)	$712	$478

Add: Amortization of intangible assets	0	323	322	323	416
Add: Impairment of goodwill and intangible assets	39,601	0	0	0	0
Tax effect	(13,464)	(110)	(109)	(110)	(141)

After-tax non operating items	26,137	213	213	213	275

Cash operating income (loss)	$(3,252)	$1,642	$(4,369)	$925	$751

	Quarter Ended
(Dollars, in thousands except share and per share data)	12/31/2008	12/31/2007
Income (loss) from continuing operations	$(29,407)	$398
After-tax non-recurring merger expenses	18	80

Core operating income (loss)	(29,389)	478
After tax amortization of intangible assets	26,137	159

Cash operating income (loss)	$(3,252)	$637

Basic EPS

	Quarter Ended
	12/31/2008	12/31/2007
Income (loss) from continuing operations	$(3.77)	$0.05
After-tax non-recurring merger expenses	$0.00	$0.01

Core operating income (loss)	$(3.77)	$0.06
After tax amortization of intangible assets	$3.35	$0.02

Cash operating income (loss)	$(0.42)	$0.08

Diluted EPS

	Quarter Ended
	12/31/2008	12/31/2007
Income (loss) from continuing operations	$(3.77)	$0.05
After-tax non-recurring merger expenses	$0.00	$0.01

Core operating income (loss)	$(3.77)	$0.06
After tax amortization of intangible assets	$3.35	$0.02

Cash operating income (loss)	$(0.42)	$0.07

Weighted average shares outstanding — basic	7,796,354	8,357,909
Weighted average shares outstanding — diluted	7,796,354	8,504,931

DEARBORN BANCORP, INC. AND SUBSIDIARY
TANGIBLE ASSETS & EQUITY (1)

	Quarter Ended
(Dollars, in thousands)	12/31/2008	12/31/2007
Average GAAP equity	$133,081	$139,845

Goodwill	33,288	34,028
Other intangible assets	9,929	11,438
Deferred taxes	5,872	(988)

	49,089	44,478

Average tangible equity	$83,992	$95,367

	Quarter Ended
	12/31/2008	12/31/2007
Average GAAP assets	$1,091,120	$1,053,498

Goodwill	33,288	34,028
Other intangible assets	9,929	11,438
Deferred taxes	5,872	(988)

	49,089	44,478

Average tangible assets	$1,042,031	$1,009,020

(1)	The preceding table is based upon the average balance during the fourth quarter of 2008. On December 30, 2008, the Corporation recorded impairment of goodwill of $34,028,000 and impairment of other intangible assets of $5,573,000. The Corporation also recorded a tax deferred asset of $13,464,000 related to the impairment of goodwill and other intangible assets.
DEARBORN BANCORP, INC. AND SUBSIDIARY
DEPOSIT INFORMATION

(In thousands)	December 31,
Category	2008	2007
Non-interest bearing
Demand	$81,317	$83,594

Interest bearing

Checking	$103,774	$65,195
Money market	163,611	106,145
Savings	54,164	29,815
Time, under $100,000	211,109	193,852
Time, $100,000 and over	324,420	344,026

	857,078	739,033

	$938,395	$822,627

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS

	Quarter Ended
(Dollars, in thousands)	12/31/08	9/30/08	6/30/08	3/31/08	12/31/07
ASSETS
Cash and cash equivalents
Cash and due from banks	$11,671	$15,719	$12,779	$12,736	$7,869
Federal funds sold	4,455	14,281	1,301	1,958	1,495
Interest bearing deposits with banks	36,876	33,146	147	105	118

Total cash and cash equivalents	53,002	63,146	14,227	14,799	9,482

Mortgage loans held for sale	1,834	281	755	282	1,316
Securities, available for sale	84,148	2,520	9,381	8,921	8,902
Federal Home Loan Bank stock	3,614	3,614	3,540	3,540	2,072
Loans
Loans	933,269	939,109	943,635	947,927	952,084
Allowance for loan loss	(14,452)	(16,429)	(16,638)	(10,749)	(10,617)

Net loans	918,817	922,680	926,997	937,178	941,467

Bank premises and equipment, net	21,272	21,491	21,630	22,546	22,782
Real estate owned	9,657	8,343	5,411	6,183	6,319
Goodwill	0	34,028	34,028	34,047	34,028
Other intangible assets	4,592	10,165	10,487	10,810	11,133
Accrued interest receivable	3,499	3,601	3,757	4,134	3,816
Other assets	21,483	8,110	7,880	5,189	5,664

Total assets	$1,121,918	$1,077,979	$1,038,093	$1,047,629	$1,046,981

LIABILITIES
Deposits
Non-interest bearing deposits	$81,317	$83,555	$82,353	$80,711	$83,594
Interest bearing deposits	857,078	775,196	741,124	688,492	739,033

Total deposits	938,395	858,751	823,477	769,203	822,627

Other liabilities
Federal funds purchased	0	0	3,600	56,480	30,100
Securities sold under agreements to repurchase	2,461	222	171	275	480
Federal Home Loan Bank advances	65,019	72,283	65,401	70,795	41,370
Other liabilities	1,037	1,735	1,026	1,017	1,688
Accrued interest payable	1,695	1,148	2,047	2,548	3,168
Subordinated debentures	10,000	10,000	10,000	10,000	10,000

Total liabilities	1,018,607	944,139	905,722	910,318	909,433

Total stockholders’ equity	103,311	133,840	132,371	137,311	137,548

Total liabilities and stockholders’ equity	$1,121,918	$1,077,979	$1,038,093	$1,047,629	$1,046,981

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED INCOME STATEMENT

	Quarter ended
(Dollars, in thousands)	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007
INTEREST INCOME
Interest on loans, including fees	$14,623	$14,742	$14,994	$16,174	$16,998
Interest on other earning assets	216	121	131	125	217

Total interest income	14,839	14,863	15,125	16,299	17,215

INTEREST EXPENSE
Interest on deposits	6,440	5,764	5,874	7,028	8,616
Interest on other liabilities	855	849	967	1,218	725

Total interest expense	7,295	6,613	6,841	8,246	9,341

Net interest income	7,544	8,250	8,284	8,053	7,874
Provision for loan loss	4,884	90	8,746	886	855

Net interest income after provision for loan loss	2,660	8,160	(462)	7,167	7,019

NON-INTEREST EXPENSE
Deposit service charges	431	426	390	419	371
Gain on the sale of loans	0	61	51	53	28
Loss on the sale or write-down of real estate	(1,808)	(225)	(569)	(435)	(131)
Other	72	57	73	74	54

Total non-interest income	(1,305)	319	(55)	111	322

NON-INTEREST EXPENSE
Salaries and employee benefits	3,236	3,413	3,284	3,209	3,318
Occupancy and equipment expense	981	908	950	913	915
Impairment of goodwill and other intangible assets	39,601	0	0	0	0
Other expense	2,211	1,991	2,194	2,116	2,506

Total non-interest expense	46,029	6,312	6,428	6,238	6,739

Income (loss) before income tax provision	(44,674)	2,167	(6,945)	1,040	602
Income tax provision (benefit)	(15,267)	747	(2,331)	364	204

Net income (loss)	$(29,407)	$1,420	$(4,614)	$676	$398

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED FINANCIAL DATA

	Quarter ended
(Dollars in thousands, except share and per share data)	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007
EARNINGS SUMMARY
Net interest income	$7,544	$8,250	$8,284	$8,053	$7,874
Provision for loan loss	$4,884	$90	$8,746	$886	$855
Total non-interest income	$(1,305)	$319	$(55)	$111	$322
Total non-interest expense	$46,029	$6,312	$6,428	$6,238	$6,739
Income taxes	$(15,267)	$747	$(2,331)	$364	$204
Net income (loss)	$(29,407)	$1,420	$(4,614)	$676	$398
Basic earnings per share	$(3.77)	$0.18	$(0.57)	$0.08	$0.05
Diluted earnings per share	$(3.77)	$0.18	$(0.57)	$0.08	$0.05

MARKET DATA
Book value per share	$13.42	$16.53	$16.43	$16.94	$16.70
Tangible book value per share	$11.16	$11.07	$11.04	$11.56	$11.58
Market value per share	$1.66	$4.99	$4.86	$7.60	$7.73
Average basic common shares	7,796,354	8,044,180	8,051,037	8,139,721	8,357,909
Average diluted common shares	7,796,354	8,082,263	8,051,037	8,198,676	8,504,931
Period end common shares	7,696,204	8,098,557	8,055,698	8,106,413	8,237,413

PERFORMANCE RATIOS
Return on average assets	-10.72%	0.54%	-1.77%	0.26%	0.15%
Return on average equity	-87.91%	4.22%	-13.45%	1.97%	1.13%
Net interest margin (FTE)	2.96%	3.41%	3.45%	3.36%	3.22%
Efficiency ratio	572.00%	71.78%	73.06%	72.54%	80.93%

ASSET QUALITY
Net charge-offs (YTD)	$10,771	$3,910	$3,611	$754	$4,683
Nonperforming loans	$69,923	$69,811	$56,659	$35,373	$40,078
Other real estate	$9,657	$8,343	$5,411	$6,183	$6,319
Nonperforming loans to total loans	7.49%	7.43%	6.00%	3.73%	4.21%
Nonperforming assets to total assets	7.09%	7.25%	5.98%	3.97%	4.43%
Allowance for loan loss to total loans	1.55%	1.75%	1.76%	1.13%	1.12%

CAPITAL & LIQUIDITY
Average equity to average assets	12.20%	12.85%	13.16%	13.22%	13.27%
Tier 1 capital to risk weighted assets	9.11%	10.23%	10.21%	10.49%	10.42%
Total capital to risk weighted assets	10.37%	11.48%	11.46%	11.59%	11.51%
Loan to deposit ratio	99.45%	109.36%	114.59%	123.23%	115.74%
Loan to funding ratio	91.87%	99.77%	104.54%	104.54%	105.25%

END OF PERIOD BALANCES
Total portfolio loans	$933,269	$939,109	$943,635	$947,927	$952,084
Earning assets	$1,064,196	$992,951	$958,759	$962,733	$965,987
Total assets	$1,121,918	$1,077,979	$1,038,093	$1,047,629	$1,046,981
Deposits	$938,395	$858,751	$823,477	$769,203	$822,627
Total shareholders’equity	$103,311	$133,840	$132,371	$137,311	$137,548

AVERAGE BALANCES
Total portfolio loans	$940,195	$944,262	$947,892	$946,697	$950,169
Earning assets	$1,010,304	$961,935	$966,437	$961,549	$970,897
Total assets	$1,091,120	$1,042,152	$1,048,423	$1,044,159	$1,053,498
Deposits	$876,569	$822,424	$807,347	$789,076	$855,931
Total shareholders’equity	$133,081	$133,949	$138,002	$137,990	$139,845

Dearborn Bancorp, Inc.
Loan Information at December 31, 2008

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	12/31/08	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$31,864	$30,652	$0	$127	$0	$1,085	$163	$299	$0
Commercial Loans	164,740	156,135	1,985	1,053	254	5,313	1,532	4,187	1,586
Land Development — Residential	54,323	37,044	3,843	0	0	13,436	3,663	2,636	4,089
Land Development — Non Residential	16,094	10,410	0	0	0	5,684	1,922	0	282
Commercial Construction Loans — Residential	17,296	13,228	0	0	0	4,068	1,316	801	1,975
Commercial Construction Loans — Non Residential	25,322	23,706	0	0	0	1,616	1,149	131	0
Commercial Mortgage Loans	571,204	532,977	11,937	5,583	196	20,511	4,509	2,425	1,003
Residential Mortgages Loans	52,426	51,233	0	286	0	907	198	292	722

Totals	$933,269	$855,385	$17,765	$7,049	$450	$52,620	14,452	$10,771	$9,657

						Unallocated	0

						Total	$14,452

Loan Information at September 30, 2008

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	9/30/08	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$32,472	$30,993	$0	$333	$128	$1,018	$367	$160	$0
Commercial Loans	162,311	152,665	1,934	1,972	93	5,647	1,076	3,094	125
Land Development — Residential	56,878	42,352	4,381	820	0	9,325	4,072	229	4,425
Land Development — Non Residential	17,894	12,295	671	860	0	4,068	1,791	0	343
Commercial Construction Loans — Residential	20,573	12,909	1,168	0	0	6,496	3,069	0	729
Commercial Construction Loans — Non Residential	30,145	23,901	2,558	492	0	3,194	843	58	0
Commercial Mortgage Loans	565,365	533,592	4,616	3,494	2,810	20,853	4,672	185	2,049
Residential Mortgages Loans	53,471	52,172	0	448	110	741	539	184	672

Totals	$939,109	$860,879	$15,328	$8,419	$3,141	$51,342	16,429	$3,910	$8,343

						Unallocated	0

						Total	$16,429

Loan Information at June 30, 2008

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	6/30/08	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$33,206	$31,822	$0	$1,007	$216	$161	$339	$165	$70
Commercial Loans	169,956	161,781	1,757	3,583	639	2,196	890	3,096	280
Land Development — Residential	60,170	47,449	2,606	0	693	9,422	5,021	0	1,133
Land Development — Non Residential	21,000	16,261	0	789	0	3,950	1,923	0	343
Commercial Construction Loans — Residential	20,605	13,725	1,080	96	606	5,098	2,780	0	1,227
Commercial Construction Loans — Non Residential	35,087	28,788	3,086	0	0	3,213	1,118	58	0
Commercial Mortgage Loans	549,145	523,047	4,616	5,748	5,021	10,713	4,049	186	2,180
Residential Mortgages Loans	54,466	51,408	0	1,472	144	1,442	518	106	178

Totals	$943,635	$874,281	$13,145	$12,695	$7,319	$36,195	16,638	$3,611	$5,411

						Unallocated	0

						Total	$16,638

Loan Information at March 31, 2008

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	3/31/08	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$34,494	$33,484	$0	$395	$453	$162	$410	$93	$70
Commercial Loans	169,659	163,648	917	2,834	711	1,549	1,479	630	530
Land Development — Residential	61,638	48,316	2,576	2,490	0	8,256	2,040	0	422
Land Development — Non Residential	16,372	12,422	0	0	3,950	0	229	0	343
Commercial Construction Loans — Residential	26,004	20,701	1,535	988	130	2,650	562	6	2,334
Commercial Construction Loans — Non Residential	38,885	32,420	3,259	3,206	0	0	546	0	0
Commercial Mortgage Loans	543,778	527,502	424	8,446	4,014	3,392	4,804	(1)	2,484
Residential Mortgages Loans	57,097	54,731	0	969	0	1,397	630	26	0

Totals	$947,927	$893,224	$8,711	$19,328	$9,258	$17,406	10,700	$754	$6,183

						Unallocated	49

						Total	$10,749

Loan Information at December 31, 2007

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	12/31/07	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$35,833	$34,349	$0	$1,023	$31	$430	$451	$201	$0
Commercial Loans	174,958	$170,026	944	2,865	62	1,061	1,400	690	1,724
Land Development — Residential	63,639	$53,753	1,260	0	0	8,626	2,209	1,665	219
Land Development — Non Residential	10,156	$10,156	0	0	0	0	117	0	343
Commercial Construction Loans — Residential	33,768	$29,586	0	0	0	4,182	712	1,285	759
Commercial Construction Loans — Non Residential	40,187	$40,187	0	0	0	0	551	0	0
Commercial Mortgage Loans	539,306	$516,404	18,873	700	0	3,329	4,555	522	3,274
Residential Mortgages Loans	54,237	$52,475	0	482	791	489	488	320	0

Totals	$952,084	$906,936	$21,077	$5,070	$884	$18,117	10,483	$4,683	$6,319

						Unallocated	134

						Total	$10,617